                                                                   EXHIBIT 9(b)


                                   APPENDIX A
                                     to the
                            Administration Agreement
                           Among BlackRock Funds/SM/,
                     BlackRock Advisors, Inc. and PFPC Inc.

                        Class of
Name of Portfolio       Shares
-----------------       --------

Small Cap Value Equity
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Small Cap Growth Equity
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Large Cap Growth Equity
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Large Cap Value Equity
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Select Equity Portfolio Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

                        Class of
Name of Portfolio       Shares
-----------------       ------

Index Equity Portfolio  Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

International Equity
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

International Emerging
Markets Portfolio       Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Balanced Portfolio      Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C

Low Duration Bond
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C
                        BlackRock

Intermediate Bond
Portfolio               Institutional
                        Service
                        Investor A
                        Investor B
                        Investor C
                        BlackRock

                        Class of
Name of Portfolio       Shares
-----------------       --------

Intermediate Government
Bond Portfolio            Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Government Income
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Core Bond Portfolio       Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C
                          BlackRock

Managed Income Portfolio  Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

International Bond
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Tax-Free Income
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

                          Class of
Name of Portfolio         Shares
-----------------         --------

Pennsylvania Tax-Free
Income Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

New Jersey Tax-Free
Income Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Ohio Tax-Free Income
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Money Market Portfolio    Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Municipal Money Market
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

U.S. Treasury Money
Market Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

                          Class of
Name of Portfolio         Shares
-----------------         --------

Ohio Municipal Money
Market Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Pennsylvania Municipal
Money Market Portfolio    Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

North Carolina Municipal
Money Market Portfolio    Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

New Jersey Municipal Money
Market Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Virginia Municipal Money
Market Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Multi-Sector Mortgage
Securities Portfolio III  Institutional

                          Class of
Name of Portfolio         Shares
-----------------         ------

Mid-Cap Growth Equity
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Mid-Cap Value Equity
Portfolio                 Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C


BlackRock Strategic
Portfolio I               Institutional

BlackRock Strategic
Portfolio II              Institutional

International Small Cap
Equity Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Micro-Cap
Equity Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

GNMA Portfolio            Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

                          Class of
Name of Portfolio         Shares
-----------------         --------

Delaware Tax-Free
Income Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Kentucky Tax-Free
Income Portfolio          Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C

Yigh Yield
Bond Portfolio            Institutional
                          Service
                          Investor A
                          Investor B
                          Investor C
                          BlackRock

                                   APPENDIX B
                                   ----------

                          Administration Fees Payable
                      With Respect to BlackRock Funds/SM/


I.  Portfolios                          Fund-Based Administration Fees
    ----------                          ------------------------------

All Portfolios.                         Administrators are entitled to
                                        receive a combined fee, computed
                                        daily and payable monthly, at an
                                        annual rate of .085% of the first
                                        $500 million of each Portfolio's
                                        average daily net assets; .075% of
                                        the next $500 million of each
                                        Portfolio's average daily net assets;
                                        and .065% of each Portfolio's average
                                        daily net assets in excess of $1
                                        billion.

II.  Portfolios                         Class-Specific Administration Fee
                                        --------------------------------------

Managed Income, Core Bond/*/,           Administrators are entitled to
Intermediate Government Bond,           receive a combined fee, computed
Tax-Free Income, New Jersey Tax-Free    daily and payable monthly, at the
Income, Ohio Tax-Free Income,           following maximum annual rates based
Pennsylvania Tax-Free Income, Low       on the average daily net assets
Duration Bond/*/, Intermediate          allocated to each respective class of
Bond/*/, International Bond,            shares:  .145% of the first $500
Government Income, Multi-Sector         millon of average daily net assets
Mortgage Securities Portfolio III,      allocated to a class of shares, .135%
BlackRock Strategic Portfolio I,        of the next $500 million of such
BlackRock Strategic Portfolio II,       average daily net assets, and .125%
GNMA, Delaware Tax-Free Income,         of all average daily net assets
Kentucky Tax-Free Income and High       allocated to a class of shares in
Yield Bond/*/ Portfolios.               excess of $1 billion.


* With respect to BlackRock Shares of each of the Core Bond, Low Duration Bond, Intermediate Bond and High Yield Bond Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 millon of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market,   Administrators are entitled to
U.S. Treasury Money Market, Ohio        receive a combined fee, computed
Municipal Money Market, New Jersey      daily and payable monthly, at the
Municipal Money Market, Pennsylvania    following maximum annual rates based
Municipal Money Market, North           on the average daily net assets
Carolina Municipal Money Market and     allocated to each respective class of
Virginia Municipal Money Market         shares:  .095% of the first $500
Portfolios.                             million of average daily net assets
                                        allocated to a class of shares, .085%
                                        of the next $500 million of such
                                        average daily net assets, and .075%
                                        of all average daily net assets
                                        allocated to a class of shares in
                                        excess of $1 billion.

Large Cap Value Equity, Large Cap       Administrators are entitled to
Growth Equity, Small Cap Value          receive a combined fee, computed
Equity, International Equity, Index     daily and payable monthly, at the
Equity, Balanced, Small Cap Growth      following maximum annual rates based
Equity, Select Equity, Mid-Cap Value    on the average daily assets allocated
Equity, Mid-Cap Growth Equity,          to each class of shares:  .145% of
International Emerging Markets,         the first $500 million of average
International Small Cap Equity and      daily net assets allocated to a class
Micro-Cap Equity Portfolios.            of shares, .135% of the next $500
                                        million of such average daily net
                                        assets and .125% of all average daily
                                        net assets allocated to a class of
                                        shares in excess of $1 billion.

                                      B-2